EXHIBIT 99.1

Encore Bancshares Reports Second Quarter 2008 Earnings of $481,000, or $.04 Per Diluted Share

HOUSTON, July 25, 2008 (PRIME NEWSWIRE) -- Encore Bancshares, Inc. (Nasdaq:EBTX) today announced its financial results for the second quarter of 2008.

 * Net interest margin improved 46 basis points to 3.13% compared with the second quarter of 2007 and 19 basis points compared with the first quarter of 2008.
 * Net interest income up 35.6% compared with the second quarter of
   2007.
 * Noninterest expense fell 5.2% compared with the second quarter of
   2007.
 * Nonperforming assets declined from March 31, 2008, reflecting the resolution of a $6.3 million law firm loan.
 * Tier 1 Capital was $146.3 million or 12.82% at June 30, 2008.

"I am very pleased with the growth in our net interest margin and the growth of our banking and wealth management businesses," said James S. D'Agostino, Jr., Chairman and Chief Executive Officer. "We will continue to focus on achieving our goal of 1% return on assets for 2009, while managing the challenges of the current credit cycle. With our substantial capital base, management believes we are well positioned to continue to build a strong and profitable company."

Earnings

For the three months ended June 30, 2008, net earnings were $481,000, or $0.04 per diluted share, compared with $1.7 million, or $0.20 per diluted share for the same period of 2007. During the quarter, a $6.3 million loan to a Houston law firm, previously discussed in our filings since July 17, 2007, was resolved resulting in a charge-off of $2.1 million. Subsequently, we considered it prudent to build the allowance for loan losses due to the challenges of the current credit environment. Excluding the $2.1 million credit reserve build, net earnings were $1.9 million, or $0.18 per diluted share. Further, net earnings reflected a $2.8 million improvement in net interest income and lower expenses over the same period of 2007, partially offset by a $1.9 million decrease in mortgage banking income as a result of the strategic decision to discontinue second mortgage sales beginning in the third quarter of 2007.

For the six months ended June 30, 2008, net earnings were $1.7 million, or $0.15 per diluted share, compared with $3.4 million, or $0.42 per diluted share for the same period of 2007. Net interest income increased by $5.0 million, but this increase was offset by a $3.4 million increase in the provision for loan losses and a $4.3 million decrease in noninterest income, primarily related to a decrease in mortgage banking earnings. The change in net earnings was different than the earnings per share primarily because of the additional shares issued in our initial public offering in the third quarter of 2007.

Net Interest Income

Net interest income for the second quarter of 2008 was a record $10.8 million, an increase of $2.8 million, or 35.6%, compared with the second quarter of 2007. The net interest margin expanded 46 basis points to 3.13%, reflecting an improved asset and liability mix, as we continued to replace low yielding assets with higher yielding loans. In addition, we benefited from a steepening yield curve which allowed us to decrease the pricing of our deposits by an average rate that was more than the decline in average yield on our earning assets. For the six months ended June 30, 2008, net interest income was $20.7 million, an increase of $5.0 million, or 32.2%, compared with the same period of 2007. The net interest margin improved 42 basis points to 3.03%, due primarily to improvements in the asset and liability mix. On a linked quarter basis (compared with the immediately preceding quarter), net interest income rose $966,000, or 9.8%, and the net interest margin improved 19 basis points. The margin increase was due to a combination of a continued improvement in our asset and liability mix and the steepening of the yield curve.

Noninterest Income

Noninterest income was $6.2 million for the second quarter of 2008, a decrease of $2.6 million, or 29.4%, compared with the same period of 2007. Noninterest income for the six months ended June 30, 2008 was $12.8 million, a decrease of $4.3 million, or 25.3%, compared with the same period of 2007. The decrease for both periods was due primarily to lower mortgage banking income, resulting from our decision to discontinue second mortgage sales in the third quarter of 2007, and $405,000 in write downs of other real estate owned, which is recorded in real estate operations.

Noninterest Expense

Noninterest expense was $12.6 million for the second quarter of 2008, a decrease of $692,000, or 5.2% compared with the same period of 2007. The decrease in expenses was due in part to lower compensation, which was a result of last year's expense reduction initiative. The second quarter of 2007 also included a nonrecurring charge for early debt extinguishment which resulted from refinancing trust preferred securities. Excluding the 2007 nonrecurring charge, second quarter 2008 noninterest expense was lower by 2.3%. Noninterest expense was $25.9 million for the six months ended June 30, 2008, up $123,000, or 0.5% compared with the same period of 2007.

Segment Earnings

On a segment basis, our wealth management group showed net earnings of $1.3 million for the second quarter of 2008, an increase of $389,000, or 44.5%, compared with the prior year quarter. The growth in net earnings was due primarily to a 2.0% growth in assets under management and lower expenses. Our banking segment lost $832,000 for the second quarter of 2008, compared with net earnings of $897,000 for the same period of 2007. Net interest income improved $2.9 million, but this increase was more than offset by lower mortgage banking income and the higher loan loss provision. Our insurance group had net earnings of $277,000 for the second quarter of 2008, compared with $384,000 for the same period in 2007. The decrease in net earnings was due primarily to a soft property and casualty market, resulting in lower commission fee income.

Loans

Period end loans were $1.2 billion at June 30, 2008, up $216.3 million, or 22.7%, compared with June 30, 2007, and up $12.7 million, or 1.1%, on a linked quarter basis. Average loans were $1.2 billion, for the second quarter of 2008, an increase of $232.6 million, or 24.8%, compared with the same period of 2007.

Deposits

Period end deposits were $1.1 billion at June 30, 2008, up $34.5 million, or 3.4%, compared with June 30, 2007, and down $56.4 million, or 5.1% on a linked quarter basis. Deposits decreased during the second quarter due primarily to the strategic decision to focus on profitability and not match some competitors' aggressive deposit pricing. Noninterest-bearing deposits were $123.6 million at June 30, 2008, an increase of $17.5 million, or 16.5%, compared with June 30, 2007. Average deposits were $1.1 billion for the second quarter of 2008, an increase of $99.3 million, or 10.0%, compared with the same period of 2007.

Credit Quality and Capital Ratios

The provision for loan losses was $3.8 million in the second quarter of 2008, an increase of $2.8 million compared with the same period of 2007. The increase in the provision reflected growth in the loan portfolio, the overall credit environment, and higher net charge-offs during the quarter. Net charge-offs for the second quarter of 2008 were $3.3 million, or 1.14% of average total loans on an annualized basis, compared with $567,000, or 0.24% of average total loans for the second quarter of 2007. Net charge-offs included a $2.1 million partial charge-off of a loan to a Houston law firm. Excluding this charge-off, net charge-offs were 0.41% of average total loans on an annualized basis. The allowance for loan losses was $12.1 million, or 1.03% of total loans at June 30, 2008, compared with $10.2 million, or 1.07% of total loans at June 30, 2007.

At June 30, 2008, nonperforming assets, including loans past due 90 days or more and still accruing, were $14.4 million, or 1.23% of total loans and investment in real estate, compared with $16.5 million, or 1.42% of total loans and investment in real estate at March 31, 2008, and $13.1 million, or 1.37% of total loans and investment in real estate at June 30, 2007. At June 30, 2008, non-accrual loans were $12.1 million, compared with $14.1 million at March 31, 2008. The decrease in non-accrual loans was due primarily to the resolution of a $6.3 million loan to a Houston law firm that was previously mentioned. Loans 90 days past due or more and still accruing were $240,000 at June 30, 2008 compared with $283,000 at March 31, 2008. Investment in real estate was $2.1 million at June 30, 2008, the same as March 31, 2008.

As of June 30, 2008, our Tier 1 risked based, total risked based, and leverage capital ratios were 12.82%, 13.87% and 10.07%, respectively, and Encore Bank was considered "well capitalized" pursuant to regulatory capital definitions.

Conference Call

A conference call will be held on Friday, July 25, 2008 at 10:00 a.m., Central time, to discuss second quarter 2008 results. A question and answer session will follow the prepared remarks. Individuals may access the call by dialing 1-877-440-5786, or access the live webcast by visiting www.encorebank.com/investorrelations.shtml

About Encore Bancshares, Inc.

Encore Bancshares, Inc. is a financial holding company headquartered in Houston, Texas and offers a broad range of banking, wealth management and insurance services through Encore Bank, N.A. and its subsidiaries. Encore Bank operates 11 private client offices in the Greater Houston area and six in southwest Florida. Headquartered in Houston and with $1.5 billion in assets, Encore Bank builds relationships with professional firms, privately-owned businesses, investors and affluent individuals. Encore Bank offers a full range of business and personal banking products and services, as well as financial planning, wealth management, trust and insurance products through its trust division, Encore Trust, and its subsidiaries Linscomb & Williams and Town & Country Insurance. Products and services offered by Encore Bank's affiliates are not FDIC insured. The Company's common stock is listed on the NASDAQ Global Market under the symbol "EBTX".

The Encore Bancshares, Inc. logo is available athttp://www.primenewswire.com/newsroom/prs/?pkgid=4257

This press release contains certain financial information determined by methods other than in accordance with GAAP. Encore's management believes these non-GAAP financial measures provide information useful to investors in understanding our financial results and facilitates comparisons with the performance of peers within the financial services industry. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP.

This press release contains certain forward-looking information about Encore Bancshares that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: competitive pressure among financial institutions; our ability to expand and grow our businesses and operations and to realize the cost savings and revenue enhancements expected from such activities; a deterioration of credit quality or a reduced demand for credit; changes in the interest rate environment; the continued service of key management personnel; our ability to attract, motivate and retain key employees; general economic conditions, either nationally, regionally or in the market areas in which we operate; legislative or regulatory developments or changes in laws; changes in the securities markets and other risks that are described from time to time in our 2007 Annual Report on Form 10-K and other reports and documents filed with the Securities and Exchange Commission.

              Encore Bancshares, Inc. and Subsidiaries

                        FINANCIAL HIGHLIGHTS

      (Unaudited, amounts in thousands, except per share data)

                                 As of and for the   As of and for the
                                Three Months Ended   Six Months Ended
                                     June 30,            June 30,
                                ------------------  ------------------
                                  2008      2007      2008      2007
                                --------  --------  --------  --------

 Earnings Statement Data:
 Interest income                $ 20,065  $ 19,675  $ 40,597  $ 39,155
 Interest expense                  9,220    11,677    19,873    23,477
                                --------  --------  --------  --------
  Net interest income             10,845     7,998    20,724    15,678
 Provision for loan losses         3,777       945     5,278     1,845
                                --------  --------  --------  --------
  Net interest income after
   provision for loan losses       7,068     7,053    15,446    13,833
 Noninterest income                6,160     8,721    12,837    17,176
 Noninterest expense              12,597    13,289    25,874    25,751
                                --------  --------  --------  --------
  Net earnings before income
   taxes                             631     2,485     2,409     5,258
 Income tax expense                  150       827       758     1,825
                                --------  --------  --------  --------
 Net earnings                   $    481  $  1,658  $  1,651  $  3,433
                                ========  ========  ========  ========

 Common Share Data:
 Basic earnings per share       $   0.05  $   0.22  $   0.17  $   0.45
 Diluted earnings per share         0.04      0.20      0.15      0.42
 Book value per share              15.65     14.03     15.65     14.03
 Tangible book value per share     12.30      9.60     12.30      9.60

 Average common shares
  outstanding                      9,886     7,559     9,866     7,557
 Diluted average common shares
  outstanding                     10,780     8,200    10,747     8,166
 Shares outstanding at end of
  period                          10,234     7,921    10,234     7,921

 Selected Performance Ratios:
 Return on average assets           0.13%     0.51%     0.23%     0.53%
 Return on average equity           1.21%     6.07%     2.08%     6.39%
 Return on average tangible
  equity                            1.54%     8.94%     2.66%     9.48%
 Net interest margin                3.13%     2.67%     3.03%     2.61%
 Efficiency ratio                  72.97%    78.07%    75.98%    76.68%
 Noninterest income to total
  revenue                          36.22%    52.16%    38.25%    52.28%

              Encore Bancshares, Inc. and Subsidiaries

                     CONSOLIDATED BALANCE SHEETS

      (Unaudited, dollars in thousands, except per share data)

             June 30,    March 31,    Dec 31,    Sept 30,    June 30,
               2008        2008        2007        2007        2007
            ----------  ----------  ----------  ----------  ----------
   ASSETS
 Cash and
  due from
  banks     $   21,954  $   16,608  $   18,817  $   19,044  $   23,972
 Interest-
  bearing
  deposits
  in banks      28,297      40,328      18,581       1,804       2,903
 Federal
  funds
  sold and
  other         10,716      58,769      41,017     100,630       9,862
            ----------  ----------  ----------  ----------  ----------
   Cash and
    cash
    equiva-
    lents       60,967     115,705      78,415     121,478      36,737
 Securities
  available-
  for-sale,
  at
  estimated
  fair value    41,508      12,108      12,207      12,205      15,298
 Securities
  held-to-
  maturity,
  at
  amortized
  cost         107,424     123,133     134,056     140,507     148,983
 Mortgages
  held-for-
  sale              --       1,928       1,396       2,244      54,004
 Loans
  receivable 1,169,151   1,156,501   1,097,268   1,030,133     952,838
 Allowance
  for loan
  losses       (12,054)    (11,603)    (11,161)    (10,711)    (10,168)
            ----------  ----------  ----------  ----------  ----------
   Net loans
    receiva-
    ble      1,157,097   1,144,898   1,086,107   1,019,422     942,670
 Federal
  Home Loan
  Bank of
  Dallas
  stock, at
  cost           7,943       6,987       5,880       5,805       6,424
 Investment
  in real
  estate         2,063       2,078         835         731       1,785
 Premises
  and
  equipment,
  net           17,050      16,789      16,831      15,814      15,790
 Goodwill       27,975      27,969      27,942      27,922      27,905
 Other
  intangible
  assets,
  net            6,406       6,592       6,780       6,991       7,200
 Cash
  surrender
  value of
  life
  insurance
  policies      14,398      14,256      14,091      13,951      13,818
 Accrued
  interest
  receivable
  and other
  assets        17,882      16,183      16,657      16,062      16,587
            ----------  ----------  ----------  ----------  ----------
            $1,460,713  $1,488,626  $1,401,197  $1,383,132  $1,287,201
            ==========  ==========  ==========  ==========  ==========

 LIABILITIES
  AND
  SHAREHOLDERS'
  EQUITY
 Deposits:
  Noninterest-
   bearing  $  123,594  $  129,983  $  106,382  $  115,742  $  106,064
  Interest-
   bearing     931,149     981,164     934,992     916,442     914,208
            ----------  ----------  ----------  ----------  ----------
   Total
    deposits 1,054,743   1,111,147   1,041,374   1,032,184   1,020,272
 Borrowings
  and
  repurchase
  agreements   212,257     188,845     173,395     166,359     125,753
 Junior
  subordi-
  nated
  debentures    20,619      20,619      20,619      20,619      20,619
 Accrued
  interest
  payable
  and other
  liabili-
  ties          12,882       8,604       8,330       8,538       9,447
            ----------  ----------  ----------  ----------  ----------
   Total
    liabili-
    ties     1,300,501   1,329,215   1,243,718   1,227,700   1,176,091

 Commitments
  and
  contingen-
  cies              --          --          --          --          --
 Share-
  holders'
  equity:
   Preferred
    stock           --          --          --          --          --
   Common
    stock       10,240      10,158      10,128      10,124       7,925
   Additio-
    nal
    paid-in
    capital    109,169     108,813     108,173     107,954      68,188
   Retained
    earnings    41,414      40,933      39,763      38,060      35,812
   Common
    stock in
    treasury,
    at cost        (98)        (69)        (69)        (69)        (69)
   Accumu-
    lated
    other
    compre-
    hensive
    loss          (513)       (424)       (516)       (637)       (746)
            ----------  ----------  ----------  ----------  ----------
   Total
    share-
    holders'
    equity     160,212     159,411     157,479     155,432     111,110
            ----------  ----------  ----------  ----------  ----------
            $1,460,713  $1,488,626  $1,401,197  $1,383,132  $1,287,201
            ==========  ==========  ==========  ==========  ==========

 Ratios and
  Per Share
  Data:
 Leverage
  ratio          10.07%      10.31%      10.47%      10.71%       7.66%
 Tier 1
  risk-based
  capital
  ratio          12.82%      12.91%      13.59%      14.20%      10.31%
 Total
  risk-based
  capital
  ratio          13.87%      13.94%      14.65%      15.28%      11.40%
 Book value
  per share $    15.65  $    15.70  $    15.56  $    15.36  $    14.03
 Tangible
  book value
  per share      12.30       12.30       12.13       11.91        9.60
 Tangible
  common
  equity to
  tangible
  assets          8.82%       8.59%       8.98%       8.94%       6.07%

              Encore Bancshares, Inc. and Subsidiaries

                 CONSOLIDATED STATEMENTS OF EARNINGS

      (Unaudited, amounts in thousands, except per share data)

                                     Three Months Ended
                      ------------------------------------------------
                      June 30,  March 31,  Dec 31,  Sept 30,  June 30,
                        2008      2008      2007      2007      2007
                      --------  --------  --------  --------  --------
 Interest income:
  Loans, including
   fees               $ 18,238  $ 18,378  $ 18,536  $ 17,309  $ 16,346
  Mortgages held-for-
   sale                     25        32        64     1,346     1,202
  Securities             1,250     1,319     1,442     1,463     1,745
  Federal funds sold
   and other               552       803     1,198       914       382
                      --------  --------  --------  --------  --------

  Total interest
   income               20,065    20,532    21,240    21,032    19,675
 Interest expense:
  Deposits               7,123     8,542     9,731     9,947     9,525
  Borrowings and
   repurchase
   agreements            1,767     1,755     1,710     1,651     1,779
  Junior subordinated
   debentures              330       356       368       368       373
                      --------  --------  --------  --------  --------

   Total interest
    expense              9,220    10,653    11,809    11,966    11,677
                      --------  --------  --------  --------  --------

   Net interest income  10,845     9,879     9,431     9,066     7,998

 Provision for loan
  losses                 3,777     1,501     1,176     1,008       945
                      --------  --------  --------  --------  --------

   Net interest income
    after provision
    for loan losses      7,068     8,378     8,255     8,058     7,053
 Noninterest income:
  Trust and investment
   management fees       4,660     4,407     4,533     4,501     4,268
  Mortgage banking         135        54        95     1,167     2,052
  Insurance
   commissions and
   fees                  1,385     1,727     1,217     1,450     1,562
  Real estate
   operations             (452)       55        63       178       107
  Net loss on sale of
   available-for-sale
   securities               --        --        --        --       (32)
  Other                    432       434       361       225       764
                      --------  --------  --------  --------  --------

   Total noninterest
    income               6,160     6,677     6,269     7,521     8,721
 Noninterest expense:
  Compensation           7,467     8,078     7,081     7,318     7,855
  Occupancy              1,485     1,438     1,428     1,438     1,499
  Equipment                487       531       553       506       497
  Advertising and
   promotion               219       204       223       328       271
  Outside data
   processing              717       694       883       884       904
  Professional fees        739     1,156       797       401       458
  Intangible
   amortization            188       187       209       209       211
  Loss on early debt
   extinguishment           --        --        --        --       391
  Other                  1,295       989     1,193     1,405     1,203
                      --------  --------  --------  --------  --------

   Total noninterest
    expense             12,597    13,277    12,367    12,489    13,289
                      --------  --------  --------  --------  --------
   Net earnings before
    income taxes           631     1,778     2,157     3,090     2,485

 Income tax expense        150       608       454       842       827
                      --------  --------  --------  --------  --------

   NET EARNINGS       $    481  $  1,170  $  1,703  $  2,248  $  1,658
                      ========  ========  ========  ========  ========

 Earnings Per Common
  Share:
  Basic               $   0.05  $   0.12  $   0.17  $   0.24  $   0.22
  Diluted                 0.04      0.11      0.16      0.22      0.20
 Average common
  shares outstanding     9,886     9,846     9,808     9,347     7,559
 Diluted average
  common shares
  outstanding           10,780    10,714    10,661    10,156     8,200

                                                        Six Months
                                                       Ended June 30,
                                                    ------------------
                                                      2008      2007
                                                    --------  --------
 Interest income:
  Loans, including fees                             $ 36,616  $ 32,154
  Mortgages held-for-sale                                 57     2,323
  Securities                                           2,569     4,018
  Federal funds sold and other                         1,355       660
                                                    --------  --------

  Total interest income                               40,597    39,155
 Interest expense:
  Deposits                                            15,665    18,981
  Borrowings and repurchase agreements                 3,522     3,668
  Junior subordinated debentures                         686       828
                                                    --------  --------

   Total interest expense                             19,873    23,477
                                                    --------  --------

   Net interest income                                20,724    15,678

 Provision for loan losses                             5,278     1,845
                                                    --------  --------

   Net interest income after provision for loan
    losses                                            15,446    13,833
 Noninterest income:
  Trust and investment management fees                 9,067     8,512
  Mortgage banking                                       189     4,244
  Insurance commissions and fees                       3,112     3,275
  Real estate operations                                (397)      125
  Net loss on sale of available-for-sale securities       --      (181)
  Other                                                  866     1,201
                                                    --------  --------

   Total noninterest income                           12,837    17,176
 Noninterest expense:
  Compensation                                        15,545    15,718
  Occupancy                                            2,923     2,898
  Equipment                                            1,018     1,017
  Advertising and promotion                              423       467
  Outside data processing                              1,411     1,712
  Professional fees                                    1,895       848
  Intangible amortization                                375       420
  Loss on early debt extinguishment                       --       391
  Other                                                2,284     2,280
                                                    --------  --------

   Total noninterest expense                          25,874    25,751
                                                    --------  --------
   Net earnings before income taxes                    2,409     5,258

 Income tax expense                                      758     1,825
                                                    --------  --------

   NET EARNINGS                                     $  1,651  $  3,433
                                                    ========  ========

 Earnings Per Common Share:
  Basic                                             $   0.17  $   0.45
  Diluted                                               0.15      0.42
 Average common shares outstanding                     9,866     7,557
 Diluted average common shares outstanding            10,747     8,166

              Encore Bancshares, Inc. and Subsidiaries

                 AVERAGE CONSOLIDATED BALANCE SHEETS

                  (Unaudited, dollars in thousands)

                                  Three Months Ended
                ------------------------------------------------------
                 June 30,   March 31,   Dec 31,   Sept 30,   June 30,
                   2008       2008       2007       2007       2007
                ---------- ---------- ---------- ---------- ----------

 Assets:
 Interest-
  earning
  assets:
  Loans         $1,170,959 $1,119,439 $1,060,927 $  973,641 $  938,356
  Mortgages
   held-for-sale     1,151      1,465      2,693     60,959     53,926
  Securities       139,510    142,098    148,912    156,159    183,008
  Federal funds
   sold and
   other            82,841     89,419     98,789     68,347     27,755
                ---------- ---------- ---------- ---------- ----------
 Total interest-
  earning assets 1,394,461  1,352,421  1,311,321  1,259,106  1,203,045
 Less: Allowance
  for loan
  losses           (11,526)   (11,178)   (10,754)   (10,391)    (9,843)
 Noninterest-
  earning assets   103,918    102,266    101,783    102,667    103,512
                ---------- ---------- ---------- ---------- ----------
  Total assets  $1,486,853 $1,443,509 $1,402,350 $1,351,382 $1,296,714
                ========== ========== ========== ========== ==========

 Liabilities and
  shareholders'
  equity:
 Interest-
  bearing
  liabilities:
  Interest
   checking     $  194,973 $  182,483 $  169,823 $  169,860 $  167,956
  Money market
   and savings     307,047    333,241    359,217    358,732    340,950
  Time deposits    466,199    434,597    399,224    375,896    373,669
                ---------- ---------- ---------- ---------- ----------
   Total
    interest-
    bearing
    deposits       968,219    950,321    928,264    904,488    882,575
  Borrowings and
   repurchase
   agreements      202,229    193,855    170,141    158,203    161,698
  Junior
   subordinated
   debentures       20,619     20,619     20,619     20,619     20,930
                ---------- ---------- ---------- ---------- ----------
   Total
    interest-
    bearing
    liabilities  1,191,067  1,164,795  1,119,024  1,083,310  1,065,203
                ---------- ---------- ---------- ---------- ----------
 Noninterest-
  bearing
  liabilities:
  Noninterest-
   bearing
   deposits        123,453    106,905    113,849    108,168    109,753
  Other
   liabilities      12,015     13,313     13,428     16,128     12,127
                ---------- ---------- ---------- ---------- ----------
   Total
    liabilities  1,326,535  1,285,013  1,246,301  1,207,606  1,187,083
 Shareholders'
  equity           160,318    158,496    156,049    143,776    109,631
                ---------- ---------- ---------- ---------- ----------
 Total
  liabilities
  and
  shareholders'
  equity        $1,486,853 $1,443,509 $1,402,350 $1,351,382 $1,296,714
                ========== ========== ========== ========== ==========

              Encore Bancshares, Inc. and Subsidiaries

                       SELECTED FINANCIAL DATA

                  (Unaudited, dollars in thousands)

                  June 30,  March 31,   Dec 31,   Sept 30,    June 30,
 Loan Portfolio:   2008       2008       2007       2007       2007
                ---------- ---------- ---------- ---------- ----------

 Commercial:
 Commercial     $  127,639 $  142,259 $  127,583 $  111,072 $  113,370
 Commercial real
  estate           298,562    291,543    277,047    249,576    225,985
 Real estate
  construction      91,371     97,807    100,975    132,557    130,168
                ---------- ---------- ---------- ---------- ----------
  Total
   commercial      517,572    531,609    505,605    493,205    469,523
 Consumer:
 Residential
  real estate
  first lien       256,201    264,445    271,346    264,541    265,901
 Residential
  real estate
  second lien      269,409    234,623    195,583    146,719     89,378
 Home equity
  lines             79,913     78,860     79,023     76,096     76,452
 Consumer
  installment -
  indirect          18,806     21,917     25,262     29,210     33,622
 Consumer other     27,250     25,047     20,449     20,362     17,962
                ---------- ---------- ---------- ---------- ----------
  Total consumer   651,579    624,892    591,663    536,928    483,315
                ---------- ---------- ---------- ---------- ----------

   Total loans
    receivable  $1,169,151 $1,156,501 $1,097,268 $1,030,133 $  952,838
                ========== ========== ========== ========== ==========

 Nonperforming
  Assets:
 Nonaccrual
  loans         $   12,118 $   14,131 $   11,208 $    8,734 $    9,111
 Accruing loans
  past due 90
  days or more         240        283      2,183         20      2,178
 Restructured
  loans                 --         --         --         --         --
                ---------- ---------- ---------- ---------- ----------
  Total
   nonperforming
   loans            12,358     14,414     13,391      8,754     11,289
                ---------- ---------- ---------- ---------- ----------
 Investment in
  real estate        2,063      2,078        835        731      1,785
                ---------- ---------- ---------- ---------- ----------
  Total
   nonperforming
   assets       $   14,421 $   16,492 $   14,226 $    9,485 $   13,074
                ========== ========== ========== ========== ==========

 Asset Quality
  Ratios:
 Nonperforming
  assets to
  total loans
  and investment
  in real estate      1.23%      1.42%      1.30%      0.92%      1.37%
 Net charge-offs
  to average
  loans               1.14%      0.38%      0.27%      0.19%      0.24%
 Allowance for
  loan losses to
  period-end
  loans               1.03%      1.00%      1.02%      1.04%      1.07%
 Allowance for
  loan losses to
  nonperforming
  loans              97.54%     80.50%     83.35%    122.36%     90.07%

 Deposits:
 Noninterest-
  bearing
  deposits      $  123,594 $  129,983 $  106,382 $  115,742 $  106,064
 Interest
  checking         186,902    190,633    179,486    169,646    172,079
 Money market
  and savings      292,631    338,386    345,066    362,289    368,682
 Time deposits
  less than
  $100,000         198,603    201,735    193,900    175,071    166,482
                ---------- ---------- ---------- ---------- ----------
  Core deposits    801,730    860,737    824,834    822,748    813,307
                ---------- ---------- ---------- ---------- ----------
 Time deposits
  $100,000 and
  greater          239,556    233,462    201,932    194,619    188,075
 Brokered
  deposits          13,457     16,948     14,608     14,817     18,890
                ---------- ---------- ---------- ---------- ----------
  Total
   deposits     $1,054,743 $1,111,147 $1,041,374 $1,032,184 $1,020,272
                ========== ========== ========== ========== ==========

 Assets Under
  Management    $2,736,790 $2,737,603 $2,784,617 $2,792,894 $2,683,841
                ========== ========== ========== ========== ==========

              Encore Bancshares, Inc. and Subsidiaries

                      ALLOWANCE FOR LOAN LOSSES

                  (Unaudited, dollars in thousands)

                                    Three Months Ended
                      ------------------------------------------------
                      June 30,  March 31,  Dec 31,  Sept 30,  June 30,
                        2008      2008      2007      2007      2007
                      --------  --------  --------  --------  --------

 Allowance for loan
  losses at beginning
  of quarter          $ 11,603  $ 11,161  $ 10,711  $ 10,168  $  9,790

 Charge-offs:
 Commercial:
  Commercial            (2,119)     (231)      (20)      (42)       --
  Commercial real
   estate                 (289)      (80)       --        --        --
  Real estate
   construction            (57)       (9)      (79)       --        --
                      --------  --------  --------  --------  --------
   Total commercial     (2,465)     (320)      (99)      (42)       --
                      --------  --------  --------  --------  --------
 Consumer:
  Residential real
   estate first lien      (193)      (43)      (66)     (124)       --
  Residential real
   estate second lien     (151)     (377)      (44)     (216)     (416)
  Home equity lines       (463)      (42)     (299)      (25)       --
  Consumer installment
   - indirect             (200)     (297)     (360)     (307)     (215)
  Consumer other            (5)      (29)      (45)      (13)      (24)
                      --------  --------  --------  --------  --------
   Total consumer       (1,012)     (788)     (814)     (685)     (655)
                      --------  --------  --------  --------  --------

   Total charge-offs    (3,477)   (1,108)     (913)     (727)     (655)
                      --------  --------  --------  --------  --------

 Recoveries:
 Commercial:
  Commercial                 9        11        40         6        --
  Commercial real
   estate                    6        --        --        --        --
  Real estate
   construction             --        --        --        --        --
                      --------  --------  --------  --------  --------
   Total commercial         15        11        40         6        --
                      --------  --------  --------  --------  --------
 Consumer:
  Residential real
   estate first lien        19         1        22        12        --
  Residential real
   estate second lien        3         2        --       145         7
  Home equity lines         --         2        --        --        --
  Consumer installment
   - indirect               37         6       109        76        45
  Consumer other            77        27        16        23        36
                      --------  --------  --------  --------  --------
   Total consumer          136        38       147       256        88
                      --------  --------  --------  --------  --------

   Total recoveries        151        49       187       262        88
                      --------  --------  --------  --------  --------

   Net charge-offs      (3,326)   (1,059)     (726)     (465)     (567)
                      --------  --------  --------  --------  --------

 Provision for loan
  losses                 3,777     1,501     1,176     1,008       945
                      --------  --------  --------  --------  --------

 Allowance for loan
  losses at end of
  quarter             $ 12,054  $ 11,603  $ 11,161  $ 10,711  $ 10,168
                      ========  ========  ========  ========  ========

              Encore Bancshares, Inc. and Subsidiaries

                         SEGMENT OPERATIONS

                  (Unaudited, dollars in thousands)

                       As of and for the Three Months Ended
            ----------------------------------------------------------
             June 30,    March 31,    Dec 31,    Sept 30,    June 30,
               2008        2008        2007        2007        2007
            ----------  ----------  ----------  ----------  ----------
 Banking
 -------
  Net
   interest
   income   $   11,116  $   10,130  $    9,674  $    9,315  $    8,258
  Provision
   for loan
   losses        3,777       1,501       1,176       1,008         945
  Noninterest
   income           66         519         509       1,559       2,807
  Noninterest
   expense       8,823       9,103       8,378       8,338       8,853
            ----------  ----------  ----------  ----------  ----------
  Earnings
   (loss)
   before
   income
   taxes        (1,418)         45         629       1,528       1,267
  Income
   tax
   expense
   (benefit)      (586)        (15)        103         261         370
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings
   (loss)   $     (832) $       60  $      526  $    1,267  $      897
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $1,472,045  $1,500,462  $1,411,934  $1,392,156  $1,292,112
            ==========  ==========  ==========  ==========  ==========

 Wealth
  Management
 -----------
  Net
   interest
   income   $       37  $       64  $       89  $       82  $       77
  Noninterest
   income        4,660       4,407       4,533       4,501       4,268
  Noninterest
   expense       2,725       3,070       3,042       3,137       2,988
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before
   income
   taxes         1,972       1,401       1,580       1,446       1,357
  Income tax
   expense         709         504         460         531         483
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $    1,263  $      897  $    1,120  $      915  $      874
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $   48,146  $   47,444  $   46,270  $   45,425  $   44,395
            ==========  ==========  ==========  ==========  ==========

 Insurance
 ---------
  Net
   interest
   income   $       22  $       41  $       36  $       37  $       36
  Noninterest
   income        1,458       1,732       1,222       1,460       1,637
  Noninterest
   expense       1,049       1,104         947       1,014       1,057
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before
   income
   taxes           431         669         311         483         616
  Income tax
   expense         154         240          73         167         232
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $      277  $      429  $      238  $      316  $      384
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $   13,188  $   10,143  $    9,242  $    9,219  $    9,101
            ==========  ==========  ==========  ==========  ==========

 Other
 -----
  Net
   interest
   expense  $     (330) $     (356) $     (368) $     (368) $     (373)
  Noninterest
   income          (24)         19           5           1           9
  Noninterest
   expense          --          --          --          --         391
            ----------  ----------  ----------  ----------  ----------
  Loss
   before
   income
   taxes          (354)       (337)       (363)       (367)       (755)
  Income tax
   benefit        (127)       (121)       (182)       (117)       (258)
            ----------  ----------  ----------  ----------  ----------
  Net loss  $     (227) $     (216) $     (181) $     (250) $     (497)
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $  (72,666) $  (69,423) $  (66,249) $  (63,668) $  (58,407)
            ==========  ==========  ==========  ==========  ==========

 Consolidated
 ------------
  Net
   interest
   income   $   10,845  $    9,879  $    9,431  $    9,066  $    7,998
  Provision
   for loan
   losses        3,777       1,501       1,176       1,008         945
  Noninterest
   income        6,160       6,677       6,269       7,521       8,721
  Noninterest
   expense      12,597      13,277      12,367      12,489      13,289
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before
   income
   taxes           631       1,778       2,157       3,090       2,485
  Income tax
   expense         150         608         454         842         827
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $      481  $    1,170  $    1,703  $    2,248  $    1,658
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $1,460,713  $1,488,626  $1,401,197  $1,383,132  $1,287,201
            ==========  ==========  ==========  ==========  ==========

                                                 As of and for the Six
                                                 Months Ended June 30,
                                                ----------------------
                                                   2008        2007
                                                ----------  ----------
 Banking
 -------
  Net interest income                           $   21,246  $   16,293
  Provision for loan losses                          5,278       1,845
  Noninterest income                                   585       5,288
  Noninterest expense                               17,926      17,306
                                                ----------  ----------
  Earnings (loss) before income taxes               (1,373)      2,430
  Income tax expense (benefit)                        (601)        766
                                                ----------  ----------
  Net earnings (loss)                           $     (772) $    1,664
                                                ==========  ==========
  Total assets at quarter end                   $1,472,045  $1,292,112
                                                ==========  ==========

 Wealth Management
 -----------------
  Net interest income                           $      101  $      150
  Noninterest income                                 9,067       8,512
  Noninterest expense                                5,795       6,015
                                                ----------  ----------
  Earnings before income taxes                       3,373       2,647
  Income tax expense                                 1,213         950
                                                ----------  ----------
  Net earnings                                  $    2,160  $    1,697
                                                ==========  ==========
  Total assets at quarter end                   $   48,146  $   44,395
                                                ==========  ==========

 Insurance
 ---------
  Net interest income                           $       63  $       63
  Noninterest income                                 3,190       3,353
  Noninterest expense                                2,153       2,039
                                                ----------  ----------
  Earnings before income taxes                       1,100       1,377
  Income tax expense                                   394         504
                                                ----------  ----------
  Net earnings                                  $      706  $      873
                                                ==========  ==========
  Total assets at quarter end                   $   13,188  $    9,101
                                                ==========  ==========

 Other
 -----
  Net interest expense                          $     (686) $     (828)
  Noninterest income                                    (5)         23
  Noninterest expense                                   --         391
                                                ----------  ----------
  Loss before income taxes                            (691)     (1,196)
  Income tax benefit                                  (248)       (395)
                                                ----------  ----------
  Net loss                                      $     (443) $     (801)
                                                ==========  ==========
  Total assets at quarter end                   $  (72,666) $  (58,407)
                                                ==========  ==========

 Consolidated
 ------------
  Net interest income                           $   20,724  $   15,678
  Provision for loan losses                          5,278       1,845
  Noninterest income                                12,837      17,176
  Noninterest expense                               25,874      25,751
                                                ----------  ----------
  Earnings before income taxes                       2,409       5,258
  Income tax expense                                   758       1,825
                                                ----------  ----------
  Net earnings                                  $    1,651  $    3,433
                                                ==========  ==========
  Total assets at quarter end                   $1,460,713  $1,287,201
                                                ==========  ==========

              Encore Bancshares, Inc. and Subsidiaries

                           YIELD ANALYSIS

                  (Unaudited, dollars in thousands)

                         For the Three Months Ended June 30,
             ----------------------------------------------------------
                          2008                        2007
             ---------------------------- -----------------------------
               Average   Interest Average   Average   Interest  Average
             Outstanding  Earned/  Yield/ Outstanding  Earned/   Yield/
               Balance     Paid    Rate     Balance     Paid     Rate
             ----------- -------- ------- ----------- --------  -------
 Assets:
 Interest-
  earning
  assets:
  Loans       $1,170,959  $18,238  6.26%  $  938,356  $16,346    6.99%
  Mortgages
   held-for-
   sale            1,151       25  8.74%      53,926    1,202    8.94%
  Securities     139,510    1,250  3.60%     183,008    1,745    3.82%
  Federal
   funds sold
   and other      82,841      552  2.68%      27,755      382    5.52%
              ----------  -------         ----------  -------
 Total
  interest-
  earning
  assets       1,394,461   20,065  5.79%   1,203,045   19,675    6.56%
 Less:
  Allowance
  for loan
  losses         (11,526)                     (9,843)
 Noninterest-
  earning
  assets         103,918                     103,512
              ----------                  ----------
  Total
   assets     $1,486,853                  $1,296,714
              ==========                  ==========

 Liabilities
  and
  shareholders'
  equity:
 Interest-
  bearing
  liabilities:
  Interest
   checking   $  194,973  $   641  1.32%  $  167,956  $ 1,267    3.03%
  Money market
   and savings   307,047    1,363  1.79%     340,950    3,677    4.33%
  Time
   deposits      466,199    5,119  4.42%     373,669    4,581    4.92%
              ----------  -------         ----------  -------
   Total
    interest-
    bearing
    deposits     968,219    7,123  2.96%     882,575    9,525    4.33%
  Borrowings
   and
   repurchase
   agreements    202,229    1,767  3.51%     161,698    1,779    4.41%
  Junior
   subordinated
   debentures     20,619      330  6.44%      20,930      373    7.15%
              ----------  -------         ----------  -------
   Total
    interest-
    bearing
    liabili-
    ties       1,191,067    9,220  3.11%   1,065,203   11,677    4.40%
              ----------  -------         ----------  -------
 Noninterest-
  bearing
  liabilities:
  Noninterest-
   bearing
   deposits      123,453                     109,753
  Other
   liabilities    12,015                      12,127
              ----------                  ----------
   Total
    liabili-
    ties       1,326,535                   1,187,083
 Shareholders'
  equity         160,318                     109,631
              ----------                  ----------
 Total
  liabilities
  and
  shareholders'
  equity      $1,486,853                  $1,296,714
              ==========                  ==========

 Net interest
  income                  $10,845                     $ 7,998
                          =======                     =======

 Net interest
  spread                           2.68%                         2.16%
 Net interest
  margin                           3.13%                         2.67%

              Encore Bancshares, Inc. and Subsidiaries

                           YIELD ANALYSIS

                  (Unaudited, dollars in thousands)

                          For the Six months Ended June 30,
             ----------------------------------------------------------
                          2008                        2007
             ---------------------------- -----------------------------
               Average   Interest Average   Average   Interest  Average
             Outstanding  Earned/  Yield/ Outstanding  Earned/   Yield/
               Balance     Paid    Rate     Balance     Paid      Rate
             ----------- -------- ------- ----------- --------  -------

 Assets:
 Interest-
  earning
  assets:
  Loans       $1,145,199  $36,616  6.43%$    927,498  $32,154    6.99%
  Mortgages
   held-for-
   sale            1,308       57  8.76%      53,107    2,323    8.82%
  Securities     140,804    2,569  3.67%     207,450    4,018    3.91%
  Federal
   funds sold
   and other      86,130    1,355  3.16%      23,700      660    5.62%
              ----------  -------         ----------  -------
 Total
  interest-
  earning
  assets       1,373,441   40,597  5.94%   1,211,755   39,155    6.52%
 Less:
  Allowance
  for loan
  losses         (11,352)                     (9,557)
 Noninterest-
  earning
  assets         103,092                     102,554
              ----------                  ----------
  Total
   assets     $1,465,181                  $1,304,752
              ==========                  ==========

 Liabilities,
  shareholders'
  equity and
  puttable
  common stock:
 Interest-
  bearing
  liabilities:
  Interest
   checking   $  188,728  $ 1,594  1.70%  $  175,608  $ 2,568    2.95%
  Money market
   and
   savings       320,144    3,743  2.35%     337,987    7,296    4.35%
  Time
   deposits      450,398   10,328  4.61%     374,023    9,117    4.92%
              ----------  -------         ----------  -------
   Total
    interest-
    bearing
    deposits     959,270   15,665  3.28%     887,618   18,981    4.31%
  Borrowings
   and
   repurchase
   agreements    198,042    3,522  3.58%     167,147    3,668    4.43%
  Junior
   subordinated
   debentures     20,619      686  6.69%      20,806      828    8.03%
              ----------  -------         ----------  -------
   Total
    interest-
    bearing
    liabili-
    ties       1,177,931   19,873  3.39%   1,075,571   23,477    4.40%
              ----------  -------         ----------  -------
 Noninterest-
  bearing
  liabilities:
  Noninterest-
   bearing
   deposits      115,179                     107,862
  Other
   liabilities    12,664                      12,941
              ----------                  ----------
   Total
    liabili-
    ties       1,305,774                   1,196,374
 Shareholders'
  equity and
  puttable
  common stock   159,407                     108,378
              ----------                  ----------
 Total
  liabilities,
  shareholders'
  equity and
  puttable
  common
  stock       $1,465,181                  $1,304,752
              ==========                  ==========

 Net interest
  income                  $20,724                     $15,678
                          =======                     =======

 Net interest
  spread                           2.55%                         2.12%
 Net interest
  margin                           3.03%                         2.61%

CONTACT: Encore Bancshares, Inc
         L. Anderson Creel, Chief Financial Officer
           713.787.3138
         James S. D'Agostino, Jr., Chairman and CEO
           713.787.3103